Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In re Pacific Sunwear of California, Inc., et al				Case No. 16-10882
Reporting Period: 4/3/2016 to 4/30/2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Schedule of Bank Accounts with Book Balances	MOR-1a	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1b	No	Yes	MOR-1b Declaration
Schedule of Professional Fees Paid	MOR-1c	Yes
Copies of bank statements		No	Yes	MOR-1b Declaration
Cash disbursements journals		No	Yes	MOR-1b Declaration
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes	Available upon request
Copies of tax returns filed during reporting period		No	Yes	Available upon request
Summary of Unpaid Post petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Debtor Questionnaire	MOR-5	Yes

Global Notes:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes:
The Debtors filed bankruptcy on Thursday, April 7, 2016. The reporting period used for the monthly operating report covers the April fiscal month from April 3 - 30, 2016.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ernie Sibal		5/27/2016
Signature of Debtor		Date

/s/ Ernie Sibal		5/27/2016
Signature of Joint Debtor		Date

/s/ Ernie Sibal		5/27/2016
Signature of Authorized Individual*		Date

Ernie Sibal		CFO
Printed Name of Authorized Individual		Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Exhibit 99.1

In re Pacific Sunwear of California, Inc., et al				Case No. 16-10882
		Reporting Period: 4/3/2016 to 4/30/2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD APRIL 3 TO APRIL 30, 2016

MOR-1
($ in thousands)	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation [1]	Consolidated

Cash Receipts [2]	$3,449	$47,956	$—	$51,404

Cash Disbursements
Merchandise Vendor Payments	(9,958)	—	—	(9,958)
Payroll, Payroll Taxes, and Benefits	(3,874)	(6,785)	—	(10,659)
Rent & Occupancy	—	—	—	—
Sales Tax Remittance	(308)	(3,175)	—	(3,483)
Other Disbursements	(6,503)	(1,715)	—	(8,218)
Total Disbursements [2]	$(20,643)	$(11,675)	$—	$(32,318)

Net Operating Cash Flow	$(17,194)	$36,281	$—	$19,086

Net Cash Flow	$(17,194)	$36,281	$—	$19,086

Disbursements for calculating US Trustee Quarterly Fees:
Total Disbursements	$20,643	$11,675	$—	$32,318

[1] Miraloma Borrower Corporation does not maintain bank accounts and therefore, does not have disbursements to report during the period.
[2] Disbursement amounts include all payments clearing the bank during the period. Intercompany transfers and net DIP loan activity are not included.

Exhibit 99.1

In re Pacific Sunwear of California, Inc., et al			Case No. 16-10882
		Reporting Period: 4/3/2016 to 4/30/2016

MOR-1a - Schedule of Bank Accounts with Book Balances

Bank Account	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation	Consolidated
104000 CASH ON HAND	$2,519	$416,481	—	$419,000
100000 CASH - HELD CHECK ACCRUAL	—	—	—	—
100002 CC DEP - AMEX	—	131,452	—	131,452
100003 CC DEP - VISA/MC	—	5,130,489	—	5,130,489
100004 CC DEP - DISCOVER	—	131,848	—	131,848
100005 CC DEP - PSUN CC	—	88,781	—	88,781
100006 CC DEP - AMEX - E4X	—	56,470	—	56,470
100052 GENERAL CASH ACCT - B OF A	3,678	—	—	3,678
100053 PAYROLL - PARENT B OF A	664	—	—	664
100054 PAYROLL - STORES B OF A	—	1,332	—	1,332
100056 FUNDING - CITI NON-CA CIGNA	—	—	—	—
100057 PAYROLL - 401K B OF A	7,359,373	(7,359,373)	—	—
100070 DISBURSE - STORES - WELLS FARG	0	(656,497)	—	(656,497)
100071 DISBURSE - PARENT - WELLS FARG	(670,457)	—	—	(670,457)
100072 GENERAL CASH ACCT - WELLS FARG	599,520	—	—	599,520
100075 UTILITY DEPOSIT - WELLS FARGO	—	441,372	—	441,372
101000 DEP - AMAZON TENDER	—	—	—	—
101000 DEP - AMERICAN SAVINGS BANK	—	30,959	—	30,959
101000 DEP - BANCO POPULAR 2	—	60,260	—	60,260
101000 DEP - CITIZENS BANK	—	67,773	—	67,773
101000 DEP - ECOM B OF A	—	11,731	—	11,731
101000 DEP - ECOM B OF A (PAYPAL)	—	23,209	—	23,209
101000 DEP - JP MORGAN CHASE	—	224,353	—	224,353
101000 DEP - KEY BANK OF NEW YORK	—	38,156	—	38,156
101000 DEP - M&T BANK	—	25,933	—	25,933
101000 DEP - PNC BANK	—	119,519	—	119,519
101000 DEP - PNC RCC	—	5,623	—	5,623
101000 DEP - QUEENSTOWN BANK	—	1,944	—	1,944
101000 DEP - REGIONS	—	89,966	—	89,966
101000 DEP - US BANK	—	104,183	—	104,183
101000 DEP - WELLS FARGO BANK - CC	—	50,671	—	50,671
101000 DEP - WELLS FARGO BANK - STORE	—	923,763	—	923,763
101000 DEPOSITORY CLEARING	—	—	—	—
101001 ACH PAYMENTS - UTILITIES	—	223,984	—	223,984
101400 CC CLEARING - PLCC	—	—	—	—
101401 CC CLEARING - AMEX	—	—	—	—
101402 CC CLEARING - VISA/MC	—	—	—	—
101403 CC CLEARING - DISCOVER	—	—	—	—
101404 CC CLEARING - PAYPAL	—	—	—	—
101405 CC CLEARING - AMEX - E4X	—	—	—	—
103000 CD - MANUFACTURERS BANK UTIL	—	11,799	—	11,799
103001 CD - WELLS FARGO NEV TAX	—	10,019	—	10,019
	$7,295,298	$406,200	$—	$7,701,497

Exhibit 99.1

In re Pacific Sunwear of California, Inc., et al		Case No. 16-10882
Reporting Period: 4/3/2016 to 4/30/2016

MOR-1b - Declaration Regarding the Status of Bank Reconciliations of the Debtors

Ernie Sibal hereby declares under penalty of perjury:

1
I am the Chief Financial Officer for Pacific Sunwear of California, Inc. et al., the above-captioned debtors and debtors in possession (collectively, the "Debtors"). I am familiar with the debtors day-to-day operations, business affairs and books and records.

2
All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3	To the best of my knowledge, all of the Debtors' bank balances as of April 30, 2016 have been reconciled in an accurate and timely manner.

Dated:	5/27/2016	Respectfully submitted

/s/ Ernie Sibal
By: Ernie Sibal
Title: Chief Financial Officer

Exhibit 99.1

In re Pacific Sunwear of California, Inc., et al								Case No. 16-10882
Reporting Period: 4/3/2016 to 4/30/2016
MOR - 1c
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
None paid from case inception to current month.

Exhibit 99.1

Pacific Sunwear of California, Inc. et al
Consolidating Statement of Operations [1]
Period April 3 - April 30, 2016
MOR-2
$ in thousands	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation	Eliminations	Consolidated
Net Sales	$18,481	$45,695	$—	$(18,481)	$45,695
Cost of Goods Sold	(16,805)	(26,597)	—	19,181	(24,221)
Gross Margin	1,676	19,098	—	700	21,475
Expenses:
Operating Expenses [2]	6,573	24,759	(106)	—	31,225
Derivative Liab (Gain) Loss	(481)	0	—	—	(481)
Net Interest (Income) Expense	1,642	300	83	—	2,026
Income Tax Provision (Benefit)	—	167	—	—	167
Total Expenses	7,734	25,226	(24)	—	32,936
Net Income Prior to Reorganization Items	(6,058)	(6,128)	24	700	(11,462)
Reorganization Items	(2,339)	—	—	—	(2,339)
Net Income After Reorganization Items	(8,397)	$(6,128)	$24	$700	$(13,801)

Notes:
[1] The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but may not include all of the adjustments that would typically be made for the quarterly and annual financial statements in accordance with US GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual financial information in accordance with US GAAP. Accordingly, upon the application of such procedures, the financial information may be subject to change and that these changes could be material.

[2] Operating expenses include direct store expenses and selling, general, and administrative expenses.

Exhibit 99.1

Pacific Sunwear of California, Inc. et al
Consolidating Balance Sheet
As of April 30, 2016
MOR-3
$ in thousands	Pacific Sunwear of California, Inc.	Pacific Sunwear Stores Corp	Miraloma Borrower Corporation	Eliminations	Consolidated
Assets
Cash and cash equivalents	$7,295	$406	$—	$—	$7,701
Other current assets	3,225	4,586	—	—	7,811
Intercompany Inventory	(78,877)	59,192	—	19,685	—
Inventories	90,256	34,495	—	(27,183)	97,569
Prepaid expenses	8,728	5,517	201	—	14,446
Property and equipment, net	2,974	62,587	19,011	—	84,572
Intangible assets, net	9,889	923	—	—	10,812
Other assets	56,687	23,747	162	(56,539)	24,057
Deferred income taxes	3,344	—	—	—	3,344
Intercompany Asset	(94,731)	112,092	(3,539)	(13,822)	—
Total Assets	$8,790	$303,545	$15,835	$(77,858)	$250,312
Liabilities
Not Subject to Compromise
Accounts payable (post-petition)	$18,146	$773	$—	$—	$18,919
Other current liabilities [1]	15,212	27,682	—	—	42,894
Current portion of long-term debt	—	251	326	—	577
DIP Loan	16,639	—	—	—	16,639
Other liabilities	21	23,314	—	—	23,335
Long-term debt	—	11,640	15,030	—	26,670
Intercompany Liability	(175,000)	187,793	1,028	(13,822)	—
Subject to Compromise
Accounts payable (prepetition)	25,839	20,518	—	—	46,357
Other current liabilities	1,473	79	—	—	1,552
Current portion of long-term debt	78,132	—	—	—	78,132
Other liabilities	1,948	—	—	—	1,948
Deferred rent	—	14,150	—	—	14,150
Deferred lease incentives	—	12,939	—	—	12,939
Total Liabilities	$(17,591)	$299,140	$16,384	$(13,822)	$284,111
Equity
Common stock	$704	$—	$—	$—	$704
Preferred stock	—	—	—	—	—
Additional paid-in capital	27,292	56,539	0	(56,539)	27,292
Current year Net Income	(18,523)	(20,034)	43	19,685	(18,828)
Retained Earnings	16,908	(32,100)	(592)	(27,183)	(42,968)
Total Equity	$26,382	$4,405	$(549)	$(64,037)	$(33,799)
Total Liabilities and Equity	$8,790	$303,545	$15,835	$(77,858)	$250,312

[1] Other current liabilities not subject to compromise may include prepetition accruals for which invoices have not been received.

Exhibit 99.1

In re Pacific Sunwear of California, Inc., et al			Case No. 16-10882
		Reporting Period: 4/3/2016 to 4/30/2016

STATUS OF POSTPETITION TAXES
MOR - 4
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

$ in thousands	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	$—	$994	$994	$—
FICA-Employee	—	640	640	—
FICA-Employer	—	638	638	—
Unemployment	—	17	17	—
Income	—	—	—	—
Total Federal Taxes	$—	$2,288	$2,288	$—
State and Local
Withholding - State	$—	$278	$278	$—
Withholding - Local	—	9	9	—
Sales	—	3,973	566	3,407
Unemployment	—	32	32	—
Real Property [1]
Personal Property	—	75	75	—
Gross Receipts Taxes/Business Licenses	—	17	17	—
Total State and Local	$—	$4,384	$976	$3,407
Total Taxes	$—	$6,672	$3,265	$3,407

[1] Real property taxes are paid through mortgage payments, and as such, are not included on this schedule.

SUMMARY OF UNPAID POSTPETITION DEBTS [2]

$ in thousands		Number of Days Past Due
	Current	0-30	31-60	Total
Accounts Payable [3]	$18,919			$18,919
Taxes Payable	3,407			3,407
Total Post petition Debts	$22,326	$—	$—	$22,326

[2] The Debtor is in the process of actively reviewing accounts payable and liabilities; therefore, these figures may be subject to change.
[3] Accounts Payable excludes other accrued liabilities which include accruals for wages, benefits, royalties, freight, taxes, capital leases, insurance and other expenses that may not be payable as of the filing of this report. Other accrued liabilities may also include prepetition accruals for which invoices have not been received.

Explain how and when the Debtor intends to pay any past-due post petition debts.
N/A

Exhibit 99.1

In re Pacific Sunwear of California, Inc., et al	Case No. 16-10882
Reporting Period: 4/3/2016 to 4/30/2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING [1]

Accounts Receivable Reconciliation	Amount	d
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period	N/A
- Amounts collected during the period	N/A
Total Accounts Receivable at the end of the reporting period	N/A

Accounts Receivable Aging	Amount
0 - 30 days old	N/A
31 - 60 days old	N/A
61 - 90 days old	N/A
91+ days old	N/A
Total Accounts Receivable	N/A
Amount considered uncollectible (Bad Debt)	N/A
Accounts Receivable (Net)	N/A

[1] Debtors' customer sales are collected at the time of transaction in the form of cash or credit card payments; therefore the Debtors do not carry significant trade payables balances. Certain other accounts receivable for rebates, holdbacks, vendor overpayments and credits, excess merchandise sold to third party resellers, and other non-trade receivables are included in the other current assets line item on the balance sheet.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
Note 2

[2] Pursuant to the First Day Utility Order, the Debtors opened an adequate assurance account with Wells Fargo and funded $441K on 4/19/16.